SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AT
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        18,673,671.06    4.270878%        27,182.57     66,460.81       93,643.38       0.00       0.00
                        2A1        66,921,173.25    4.930133%     5,044,133.33    274,941.90    5,319,075.23       0.00       0.00
Residual                2AR                 0.00    4.930133%             0.00          0.00            0.00       0.00       0.00
                        2RL                 0.00    4.930133%             0.00          0.00            0.00       0.00       0.00
                        3A1        28,340,550.49    5.131239%     2,266,364.70    121,185.12    2,387,549.82       0.00       0.00
                        3A2         1,492,144.60    5.131239%       119,325.27      6,380.46      125,705.73       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,547,366.95    4.880932%         1,994.50     10,361.27       12,355.77       0.00       0.00
                        B2          1,142,094.34    4.880932%           894.22      4,645.40        5,539.62       0.00       0.00
                        B3            615,737.82    4.880932%           482.10      2,504.48        2,986.58       0.00       0.00
                        B4            614,744.69    4.880932%           481.32      2,500.44        2,981.76       0.00       0.00
                        B5            439,954.60    4.880932%           344.47      1,789.49        2,133.96       0.00       0.00
                        B6            263,684.03    4.880932%           206.45      1,072.52        1,278.97       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        121,051,121.83     -            7,461,408.94    491,841.89    7,953,250.83     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        18,646,488.48              0.00
                                2A1        61,877,039.92              0.00
Residual                        2AR                 0.00              0.00
                                2RL                 0.00              0.00
                                3A1        26,074,185.79              0.00
                                3A2         1,372,819.33              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,545,372.45              0.00
                                B2          1,141,200.12              0.00
                                B3            615,255.72              0.00
                                B4            614,263.37              0.00
                                B5            439,610.13              0.00
                                B6            263,477.57              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        113,589,712.90     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    18,673,671.06     4.270878% 32051DV33     1.035053      2.530683    710.017839
                           2A1    66,921,173.25     4.930133% 32051DV41    49.873770      2.718483    611.808024
Residual                   2AR             0.00     4.930133% 32051DV58     0.000000      0.000000      0.000000
                           2RL             0.00     4.930133% 32051DV66     0.000000      0.000000      0.000000
                           3A1    28,340,550.49     5.131239% 32051DV74    54.362310      2.906815    625.430218
                           3A2     1,492,144.60     5.131239% 32051DV82    54.362310      2.906815    625.430218
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,547,366.95     4.880932% 32051DV90     0.777583      4.039482    992.347934
                           B2      1,142,094.34     4.880932% 32051DW24     0.777583      4.039482    992.347934
                           B3        615,737.82     4.880932% 32051DW32     0.777583      4.039482    992.347934
                           B4        614,744.69     4.880932% 32051DW40     0.777583      4.039482    992.347934
                           B5        439,954.60     4.880932% 32051DW57     0.777583      4.039482    992.347934
                           B6        263,684.03     4.880932% 32051DW65     0.777570      4.039482    992.348038
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     121,051,121.83       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        19,503,431.18    65,203,497.67    28,882,784.02
Loan count                     39              127               58
Avg loan rate           4.551878%        5.192133%        5.386239%
Prepay amount            1,404.12     5,008,951.94     2,355,203.05

                          Total
                          -----
Prin balance       113,589,712.87
Loan count                    224
Avg loan rate                5.14
Prepay amount        7,365,559.11

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,971.47        13,233.98         4,486.00
Sub servicer fees          504.57           702.49           130.29
Trustee fees                97.66           351.25           156.35


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         3,135.84             0.00

                          Total
                          -----
Master serv fees        21,691.45
Sub servicer fees        1,337.36
Trustee fees               605.26


Agg advances                  N/A
Adv this period          3,135.84

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.357842%           100.000000%            115,427,539.40
   -----------------------------------------------------------------------------
   Junior            4.642158%             0.000000%              5,619,179.37
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   549,882.67
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   549,882.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,953,250.83          7,953,250.83
Principal remittance amount            7,461,408.94          7,461,408.94
Interest remittance amount               491,841.89            491,841.89